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                                                                 EXHIBIT 24(a)


                                 POWER OF ATTORNEY



        We, the undersigned directors and officers of Cabot Corporation, hereby severally constitute and appoint Robert Rothberg and Charles D. Gerlinger, and each of them, our true and lawful attorneys with full power to (i) sign for us and in our names in the capacities indicated below Annual Reports on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Cabot Corporation for the fiscal year ended September 30, 1994, and subsequent years, and any and all amendments thereto, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to said Reports and to any and all amendments to said Reports; and (ii) to file such Reports and amendments with the Securities and Exchange Commission on behalf of Cabot Corporation.

        WITNESS our hands and common seal on the date set forth below.


Signature                       Title                           Date
- ---------                       -----                           ----

/S/ Samuel W. Bodman            Director, Chairman and          November 11, 1994
- ------------------------        President (Chief Executive
Samuel W. Bodman                Officer)


/S/ John G.L. Cabot             Director, Vice Chairman         November 11, 1994
- ------------------------        and Chief Financial Officer
John G.L. Cabot


/S/ William R. Thompson         Vice President and              November 11, 1994
- ------------------------        Controller
William R. Thompson             (Principal Accounting
                                Officer)

/S/ Damaris Ames                Director                        November 11, 1994
- ------------------------
    Damaris Ames


/S/ Jane C. Bradley             Director                        November 11, 1994
- ------------------------
Jane C. Bradley


/S/ Kennett F. Burnes           Director                        November 11, 1994
- ------------------------
Kennett F. Burnes

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

Signature                       Title                           Date
- ---------                       -----                           ----

/S/ Robert A. Charpie           Director                        November 11, 1994
- ---------------------------
Robert A. Charpie


/S/ John D. Curtin, Jr.         Director                        November 11, 1994
- ---------------------------
John D. Curtin, Jr.


/S/ Robert  P. Henderson        Director                        November 11, 1994
- ---------------------------
Robert P. Henderson


/S/ Arnold S. Hiatt             Director                        November 11, 1994
- ---------------------------
Arnold S. Hiatt


- ---------------------------     Director                        November 11, 1994
Gerrit Jeelof


/S/ John H. McArthur            Director                        November 11, 1994
- ---------------------------
John H. McArthur


/S/ John F. O'Brien             Director                        November 11, 1994
- ---------------------------
John F. O'Brien


/S/ David V. Ragone             Director                        November 11, 1994
- ---------------------------
David V. Ragone


/S/ Charles P. Siess, Jr.       Director                        November 11, 1994
- ---------------------------
Charles P. Siess, Jr.


/S/ Morris Tanenbaum            Director                        November 11, 1994
- ---------------------------
Morris Tanenbaum


/S/ Lydia W. Thomas             Director                        November 11, 1994
- ---------------------------
Lydia W. Thomas

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